SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

     Date of Report (Date of earliest event reported): February 24, 2003
                                                       -----------------

                               INCALL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-26183             91-1932068
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

                      2764 Lake Sahara Drive, Suite 115
                              Las Vegas, NV 89117
            --------------------------------------------------------
               (Address of principal executive offices, zip code)


        Registrant's telephone number, including area code (866) 628-5278
                                                           --------------


ITEM 6. Resignation of Director.

Effective February 24, 2003, the Company's President and Director, Mr. Ron McIntyre, tendered his resignation in such capacities.

Please be advised that there the resignation was NOT the result of any disagreement with the Company on any matter related to its operations, policies, and/or practices. A copy of his letter of resignation is provided as an attachment to this filing.

The Company's Chairman and Chief Executive Officer, Mr. Marc Crimeni, will immediately take over the responsibilities previously held by Mr. McIntyre.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         inCall Systems, Inc.
                                         --------------------
                                         (Registrant)

         Date:  March 4, 2003          /s/ Marc Crimeni
                                           ------------
                                           Marc Crimeni, Chief Executive
                                           Officer, Chairman of the Board of
                                           Directors

February 24, 2003

The Board of Directors
inCall Systems, Inc.
2764 Lake Sahara Drive, Suite 115
Las Vegas, NV
USA 89117

Gentlemen:

I hereby submit my resignation from the Board of Directors of inCall Systems, Inc. effective immediately.

Yours truly,

/s/Ron McIntyre
---------------
   Ron McIntyre
   3231 Bowen Drive
   Richmond, B.C.
   Canada V7C 4C6